Canterbury Consulting Group, Inc.


                            EMPLOYMENT AGREEMENT
                            --------------------

EMPLOYMENT AGREEMENT entered into as of this first day of June 2001, by and between, CANTERBURY CONSULTING GROUP, INC. ("Employer" or "CCG"), a Pennsylvania corporation with offices at 1600 Medford Plaza, 128 Route 70, Medford, New Jersey 08055, and STANTON M. PIKUS ("Employee" or "SMP") of 24 Cooper-Tomlinson Road, Medford, NJ 08055.

                            W I T N E S S E T H:

WHEREAS, CCG desires to employ SMP and Employee desires to accept employment by CCG all on the terms and conditions hereinafter provided.

NOW, THEREFORE, in consideration of the mutual promises and undertakings hereinafter provided, the parties hereto agree as follows:


1.  Employment
    ----------
    CCG hereby employs SMP and Employee hereby accepts employment by CCG effective as of June 1, 2001, upon the terms and conditions hereinafter set forth. This Agreement supercedes and replaces the Employment Agreement currently in place including the bonus opportunity which was to be payable through December 1, 2003. The place of Employee's employment shall be CCG's offices in Medford, New Jersey or Employee's home office at 24 Cooper-Tomlinson Road, Medford, NJ 08055.

2.  Term
    ----
    The term of Employee's employment hereunder shall be for a period of five
    (5) years commencing on June 1, 2001 and expiring at the close of business on the thirtieth-first (31) day of May 2006 unless sooner terminated in accordance with the termination provisions of Section 9 hereof.

3.  Duties
    ------
    3.1.a. Advisor to CCG's President with respect to subsidiary and corporate budgets, and business plans, general business planning, and daily issues upon which the President wishes to seek employee's opinions, ideas or direct involvement.

    3.1.b. The overview of all acquisitions, including the search, negotiation, preparation of Letters of Intent, and review of due diligence, including interface with owners and management, as well as interface with CCG's attorney, and review of legal documents.

    3.1.c. Overview of all equity financings, including search, negotiations, term sheets, due diligence, interface with investment bankers, and CCG's attorney, and legal documents.

    3.1.d. Direct responsibility for the planning and implementation of litigation either by CCG as plaintiff or as defendant, and interface with CCG's attorney.
    3.1.e. The planning and overview of all financial public relations including press releases, interface with firms retained to provide such services.

    3.1.f. Interface with the Securities Exchange Commission, Nasdaq or other governmental agencies.

    3.1.g. Overview of alliances with other companies, including involvement when required with the executive management of those companies.

  3.2. Employee agrees, during the term of his employment under this Agreement, to devote his best efforts to the business of CCG and its affiliates and will continue to expend the equivalent number of hours as he has committed in the last several years.

4.  Compensation
    ------------
    As compensation for all of the services performed by Employee in connection with his employment by CCG Employee shall receive an annual salary of two hundred forty-five thousand dollars ($245,000) with annual cost of living increases tied to a nationally recognized index, as set forth by the Board of Directors from time to time.

  4.1. CCG shall provide Employee with all the other benefits provided by CCG, or to be provided by CCG in the future to all other employees and/or officers, including but not limited to pension plans; profit sharing plans; retirement plans; group health; group dental; stock options and all other benefits which CCG may provide for him or its employees generally.

5.  Business Expenses
    -----------------
    Employee is authorized to incur, and CCG shall pay and reimburse him for, all reasonable and necessary business expenses incurred in the performance of his duties hereunder including reasonable expenses for entertainment, travel and other items in accordance with guidelines adopted by the Board. CCG will pay and reimburse Employee for all such reasonable expenses upon the presentation by Employee, from time to time, of an itemized account of such expenditures and appropriate documentation thereof as evidence that such expenses have been incurred.

6.  Vacation
    --------
    In addition to the usual national public holidays, Employee shall be entitled to a vacation of four (4) weeks during each year during which time he shall be remunerated in full. Any vacation time up to a maximum of two
    (2) weeks which is not used in one year may be carried over to succeeding years. However, in no event, may any such vacation exceed any continuous two-week period.

7.  Sickness
    --------
    Employee shall receive his usual rate of remuneration in respect of any period when he is absent from work due to sickness, disability or injury for a period of up to six (6) months in any continuous period of three hundred sixty-five (365) days. Any payment thereafter shall be at the discretion of the Board of Directors of CCG.
8.  Covenants
    ---------
    Employee hereby agrees not to compete with CCG or any of its subsidiaries in any competing business of any kind during his employment and for a period of three (3) years after employment with CCG has terminated.

9.  Termination
    -----------
  9.1. Employee's employment hereunder shall terminate upon the occurrence of any of the following events:

    9.1.a.  the death of the Employee;

    9.1.b. if in the reasonable judgement of the Board, Employee is or shall be unable to discharge properly his obligations hereunder through illness, disability or accident for six (6) consecutive months or for period aggregating eight (8) months in any continuous twelve
            (12) months;

    9.1.c. if Employee is convicted of a felony (except to the extent that the charge arises from an act taken at the Board's direction);

    9.1.d. if Employee is grossly negligent or guilty of willful misconduct in connection with the performance of his duties, which negligence or misconduct, if curable, is not cured within fifteen (15) days of a notice to cure by the Board.

  9.2. In the case of 9.1.a., a severance payment shall be made to the representative of Employee's estate, of one (1) year's annual salary, including payment for any accrued vacation time. This payment shall be made in accordance with CCG's payroll schedule.

  9.3. In the case of 9.1.c. and/or 9.1.d. this Agreement and Employee's employment hereunder shall be deemed to have terminated at the end of the calendar month in which such determination shall have been made, and CCG shall pay to Employee such remuneration, including payment for an accrued vacation time, and reimbursement of all expenses incurred under
        Section 5, and owing to Employee at the date of termination of his employment. Upon making such payment, CCG shall be released and discharged from, and Employee shall have no claim for, any further compensation or reimbursement under this Agreement.


10. Miscellaneous
    -------------
  10.1. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

  10.2. All notices, requests, demands or other communications from either party hereto to the other pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, or upon its mailing by registered or certified mail, return receipt requested, postage prepaid, at such other party's last known address.

  10.3. This Agreement is a personal service contract intended to secure the personal services of Employee, and Employee hereby agrees that none of his rights, obligations or duties under this Agreement shall be assigned, subcontracted or in any way transferred by him to any other party without the prior written consent of CCG.

  10.4. If any provision of this Agreement is invalidated for any reason whatsoever, this Agreement shall remain binding between the parties and in full force and effect except for such invalidated provision.

  10.5. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

  10.6. Except as waived in writing by a party hereto, no action taken pursuant to this Agreement or failure to pursue the enforcement of any right pursuant to this Agreement shall be deemed to constitute a waiver by such party of compliance with any covenants or promises contained herein. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

  10.7. As used herein, the term "affiliate" means any person or entity controlling, controlled by or under common control with the Companies.

  10.8. This Agreement shall extend to and be binding upon Employee, his heirs and distributees, and upon CCG, its successors and assigns.

  10.9. The waiver or beach of any term or condition of this Agreement shall not be deemed to be a waiver or breach of the same or any other term or condition.

  10.10. This instrument contains the entire Agreement and understanding of the parties relating to the subject matter hereof, and the parties hereto have made no agreements, representations or warranties, oral or written, relating to the subject matter of this Agreement which are not set forth herein. This Agreement may be modified, amended, changed or discharged only by a writing signed by the party against whom enforcement of any such modification, amendment, change or discharge is sought. The Agreement supersedes all prior agreements and understandings, whether written or oral, regarding Employee's employment by CCG in any capacity whatsoever.


IN WITNESS WHEREOF, CCG has caused this Agreement to be executed by its Board of Directors and Officers hereunto duly authorized and its corporate seal to be hereto affixed, and Employee has hereunto set his hand and seal, all as of the day and year first written above.

ATTEST:						Canterbury Consulting Group, Inc.

/s/Jean Z. Pikus                          /s/Kevin J. McAndrew
------------------------                  ----------------------------
Jean Z. Pikus, Secretary             By:  Kevin J. McAndrew, President

(Seal)
							/s/Stanton M. Pikus
                                          ----------------------------
                                          Stanton M. Pikus, Employee